UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

October 4, 2016

RELIANCE STEEL & ALUMINUM CO.

(Exact name of registrant as specified in its charter)

Delaware	001-13122	95-1142616
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

350 S. Grand Ave., Suite 5100 Los Angeles, CA 90071
(Address of principal executive offices)

(213) 687-7700

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

(d)  On October 4, 2016, the Board of Directors (the “Board”) of Reliance Steel & Aluminum Co. (the “Company”), upon recommendation of the Board’s Nominating and Governance Committee, increased the size of the Board from 9 to 11 members and appointed Karen W. Colonias, 59, and Douglas W. Stotlar, 56, to serve as independent directors.

Each of Ms. Colonias’ and Mr. Stotlar’s term took effect on October 4, 2016 and will expire at Reliance’s 2017 Annual Meeting of Stockholders.  Each of Ms. Colonias and Mr. Stotlar was also appointed to the Audit Committee and the Compensation Committee of the Board.

Ms. Colonias is currently the President and Chief Executive Officer of Simpson Manufacturing Co. (NYSE:SSD).  Ms. Colonias is also a Director of Simpson Manufacturing and has served on its Board of Directors since 2012.  Mr. Stotlar is currently a Director of the Detroit Branch of the Federal Reserve Bank of Chicago.  Mr. Stotlar was President and Chief Executive Officer of Con-way Inc. from 2005 until its acquisition by XPO Corporation in 2015.

There are no arrangements or understandings between either Ms. Colonias or Mr. Stotlar and any other persons pursuant to which they were selected as directors, and neither Ms. Colonias nor Mr. Stotlar has any direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Each of Ms. Colonias and Mr. Stotlar will participate in the current director compensation arrangements applicable to non-employee directors, which are described in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on April 8, 2016.

The Company will enter into an indemnification agreement with each of Ms. Colonias and Mr. Stotlar in substantially the form of the Company’s standard form of indemnification agreement. Such form of indemnification agreement was included as Exhibit 10.1 to the Company’s current report on Form 8-K filed on February 18, 2016 and is incorporated herein by reference.

A copy of the press release with respect to the appointments of Ms. Colonias and Mr. Stotlar is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibit

99.1	Press Release issued by Reliance Steel & Aluminum Co., dated October 5, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RELIANCE STEEL & ALUMINUM CO.

Dated: October 5, 2016	By:	/s/ William A. Smith II
William A. Smith II
Senior Vice President, General Counsel and Corporate Secretary

INDEX TO EXHIBITS

Exhibit No.	Description of Exhibit

99.1	Press Release issued by Reliance Steel & Aluminum Co., dated October 5, 2016.